Summary of EIP Receivables (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Receivables [Abstract]
EIP receivables, gross	$ 50,072	$ 36,311
Unamortized imputed discount	(3,784)	(2,600)
EIP receivables, net of unamortized imputed discount	46,288	33,711
Allowance for doubtful accounts	(2,907)	(1,722)
EIP receivables, net	43,381	31,989	$ 32,984
EIP receivables, current net	22,165	17,190
Long-term EIP receivables	21,216	14,799
EIP receivables, net	$ 43,381	$ 31,989	$ 32,984